SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

FIRST WASHINGTON FINANCIALCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-32949	2-150671

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

US Route 130 & Main Street Windsor, New Jersey	08561

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code (609) 426-1000

     Item 5. Other events.

     The Registrant issued a press release on January 29, 2004 announcing that the Registrant had approved a 5 for 4 stock split payable on March 1, 2004 to stockholders of record as of February 16, 2004.

     Item 7. Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99	Press release dated January 29, 2004 announcing a 5 for 4 stock split payable on March 1, 2004 to stockholders of record as of February 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST WASHINGTON FINANCIALCORP

(Registrant)

Dated: January 30, 2004	By:	/s/ C. HERBERT SCHNEIDER

C. HERBERT SCHNEIDER
President and Chief Executive Officer

     EXHIBIT INDEX

     CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99	Press release dated January 29, 2004 announcing a 5 for 4 stock split payable on March 1, 2004 to stockholders of record as of February 16, 2004.	5